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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 29, 2001


           CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2001, providing for the issuance of the CWMBS, INC., Mortgage Pass-Through Trust 2001-J1, Mortgage Pass-Through Certificates, Series 2001-J1).


                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


          Delaware                  333-103029                  95-4596514
          --------                  ----------                  ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)



           4500 Park Granada
           Calabasas, California                                 91302
         -------------------------                            ----------
           (Address of Principal                              (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

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Item 5.  Other Events.
         ------------

     On June 29, 2001, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, People's Bank of California, as transferor ("People's Choice"), Countrywide Home Loans, Inc., as seller and as master servicer ("Countrywide Home Loans"), Wells Fargo Home Mortgage, Inc., as master servicer ("Wells Fargo"), and First Union National Bank, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2001-J1. A form of the Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.


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Item 7.       Financial Statements, Pro Forma Financial
              -----------------------------------------
              Information and Exhibits.
              -------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. Form of the Pooling and Servicing Agreement, dated as of June 1, 2001, by and among the Company, People's Choice, Countrywide Home Loans, Wells Fargo and the Trustee.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CWMBS, INC.



                                        By: /s/ Celia Coulter
                                            ----------------------------------
                                           Celia Coulter
                                           Vice President



Dated:  April 17, 2003


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                                 Exhibit Index
                                 -------------


Exhibit                                                                   Page
-------                                                                   ----

99.1.      Form of Pooling and Servicing Agreement,
           dated as of June 1, 2001, by and
           among the Company, People's Choice,
           Countrywide Home Loans,
           Wells Fargo and the Trustee.                                      6


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